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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   May 3, 2005

                            STILLWATER MINING COMPANY
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             (Exact name of registrant as specified in its charter)

             Delaware                    1-13053               81-0480654
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   (State or Other Jurisdiction        (Commission            (IRS Employer
        of Incorporation)              File Number)        Identification No.)

        1321 Discovery Drive, Billings, Montana                   59102
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       (Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code   (406) 373-8700

                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATION AND FINANCIAL CONDITION.

        On May 3, 2005, Stillwater Mining Company issued a press release for the quarterly period ended March 31, 2005. The press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)     EXHIBITS

99.1    Press release issued on May 3, 2005 by Stillwater Mining Company.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STILLWATER MINING COMPANY

Dated: May 3, 2005                      By:    /s/ John R. Stark_
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                                        Name:  John R. Stark
                                        Title: Vice President, Human
                                               Resources, Secretary and General
                                               Counsel